UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

NORTHERN TRUST CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-36609	36-2723087
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois		60603
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 8, 2017, Northern Trust Corporation (the “Company”) issued $350,000,000 of its 3.375% Fixed-to-Floating Rate Subordinated Notes due 2032 (the “Notes”) pursuant to an underwriting agreement, dated as of May 3, 2017, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein. The Notes were issued in a public offering pursuant to an indenture, dated as of May 8, 2017, as supplemented by a first supplemental indenture, dated as of May 8, 2017, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee.

The Notes are subordinated unsecured obligations of the Company and rank junior to all of the Company’s depositors, general creditors, and existing and future senior debt. The Notes will mature on May 8, 2032. The Notes will bear interest from the date they are issued to, but excluding, May 8, 2027, at an annual rate of 3.375%, payable semi-annually in arrears on May 8 and November 8, beginning on November 8, 2017, and ending on May 8, 2027. From, and including, May 8, 2027, the Notes will bear interest at an annual rate equal to three-month LIBOR plus 1.131%, payable quarterly in arrears on February 8, May 8, August 8, and November 8 of each year, beginning on August 8, 2027.

The Company may redeem the Notes, in whole but not in part, on, and only on, May 8, 2027, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Notes were offered pursuant to the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-197686) and the prospectus included therein, filed with the Securities and Exchange Commission on July 29, 2014, and supplemented by the prospectus supplement, dated May 3, 2017.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 3, 2017, among Northern Trust Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein.

4.1	Indenture, dated as of May 8, 2017, between Northern Trust Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of May 8, 2017, between Northern Trust Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee.

4.3	Form of 3.375% Fixed-to-Floating Rate Subordinated Notes due 2032 (included in Exhibit 4.2).

5.1	Opinion of Mayer Brown LLP, counsel for Northern Trust Corporation, as to the validity of the Notes.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2017

Northern Trust Corporation

	By:	/s/ Stephanie S. Greisch
Stephanie S. Greisch
Executive Vice President, Deputy General Counsel and Corporate Secretary

3